Exhibit 99.1
TITLE BEVERAGE DISTRIBUTION, INC.

      AUDITED FINANCIAL STATEMENTS

  For The Period From August 31, 2009 (Inception)
Through April 30, 2010

TITLE BEVERAGE DISTRIBUTION, INC.

INDEPENDENT AUDITORS’ REPORT

Board of Directors
Title Beverage Distribution, Inc.
Miami, Florida

We have audited the accompanying balance sheet of Title Beverage Distribution, Inc. as of April 30, 2010, and the related statements of operations, changes in stockholders' deficiency and cash flows for the period from August 31, 2009 (inception) through April 30, 2010.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Title Beverage Distribution, Inc. as of April 30, 2010, and the results of its operations and cash flows for the period from August 31, 2009 (inception) through April 30, 2010, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 8 to the financial statements, the Company incurred a net loss of $475,017 for the period from August 31, 2009 (inception) through April 30, 2010, and as of that date, the Company’s current liabilities exceeded its current assets by $505,140 and its total liabilities exceeded its total assets by $474,867. These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Friedman, Cohen, Taubman & Company, LLC
Certified Public Accountants

September 13, 2010

TITLE BEVERAGE DISTRIBUTION, INC.
Balance Sheet

April 30, 2010

ASSETS

CURRENT ASSETS
Cash and equivalents	$75,741
Accounts receivable, net (Note 2)	53,994
Inventory	53,761
Other current assets	36,200
TOTAL CURRENT ASSETS	219,696

PROPERTY AND EQUIPMENT, NET (NOTE 3)	13,073

OTHER ASSETS	17,200

TOTAL ASSETS	$249,969

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES
Accounts payable	$4,277
Accrued liabilities	12,851
Due to affiliates (Note 4)	707,708
TOTAL CURRENT LIABILITIES	724,836

TOTAL LIABILITIES	724,836

COMMITMENTS AND CONTINGENCIES (NOTE 6)

STOCKHOLDERS' DEFICIENCY
Common stock	150
Accumulated deficit	(475,017)
TOTAL STOCKHOLDERS' DEFICIENCY	(474,867)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY	$249,969
See accompanying notes to the financial statements.

TITLE BEVERAGE DISTRIBUTION, INC.
Statement of Operations

For The Period From August 31, 2009 (Inception)Through April 30, 2010

NET SALES	$320,248

COSTS OF SALES	299,334

GROSS PROFIT	20,914

OPERATING EXPENSES
Bad debts	46,844
Consulting	42,500
Depreciation	1,444
Freight	16,792
Insurance	2,844
Office	21,057
Payroll	227,519
Selling	24,837
Telephone	2,875
Transportation	41,185
Travel	4,549
Warehouse	63,485
TOTAL OPERATING EXPENSES	495,931

NET LOSS	$(475,017)
See accompanying notes to the financial statements.

TITLE BEVERAGE DISTRIBUTION, INC.
Statement of Changes in Stockholders' Deficiency

For The Period From August 31, 2009 (Inception)Through April 30, 2010

	Shares of
	Common Stock			Total
	Issued and	Common	Accumulated	Stockholders'
No par value; 250,000,000 shares authorized	Outstanding	Stock	Deficit	Deficiency
BALANCE AT INCEPTION	-	$-	$-	$-

ISSUANCE OF COMMON STOCK	100,000,000	150	-	150

NET LOSS			(475,017)	(475,017)

BALANCE AT APRIL 30, 2010	100,000,000	$150	$(475,017)	$(474,867)
See accompanying notes to the financial statements.

TITLE BEVERAGE DISTRIBUTION, INC.
Statement of Cash Flows

For The Period From August 31, 2009 (Inception)Through April 30, 2010

Net loss	$(475,017)

Adjustments to reconcile net loss to net cash
provided by operating activities:
Depreciation	1,444
Bad debts	46,844
Changes in assets and liabilities:
Increase in accounts receivable	(100,838)
Increase in inventory	(53,761)
Increase in other current assets	(36,200)
Increase in other assets	(17,200)
Increase in accounts payable	4,277
Increase in accrued liabilities	12,851
NET CASH USED FOR OPERATING ACTIVITIES	(617,600)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(14,517)
NET CASH USED FOR INVESTING ACTIVITIES	(14,517)

CASH FLOWS FROM FINANCING ACTIVITIES
Net advances from affiliates	707,708
Issuance of common stock	150
NET CASH PROVIDED BY FINANCING ACTIVITIES	707,858

NET INCREASE IN CASH AND EQUIVALENTS	75,741

CASH AND EQUIVALENTS - INCEPTION	-

CASH AND EQUIVALENTS - END OF THE PERIOD	$75,741
See accompanying notes to the financial statements.

TITLE BEVERAGE DISTRIBUTION, INC.
NOTES TO THE FINANCIAL STATEMENTS

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business

Title Beverage Distribution, Inc. (the Company), was organized as a C corporation in the State of Florida on August 31, 2009. The Company is engaged in the wholesale distribution of an all natural sports beverage drink and other natural products to retail grocery stores, pharmacies, and convenience stores throughout the State of Florida.

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company uses estimates when accounting for depreciation, inventory obsolescence reserves, and allowance for bad debts.

Cash and Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less at date of purchase to be cash equivalents.

Accounts Receivable

Accounts receivable are stated at the amount management expects to collect from the outstanding balances. Delinquent amounts that are outstanding after management has conducted reasonable collection efforts are written off through a charge to operations in the current period. Allowances for bad debts are made based on management’s estimates.

Inventory

Inventory consists principally of finished goods and is valued at the lower of cost or market, with cost determined on the average cost basis and market determined based on the net realizable value.

Property and Equipment

Property and equipment is recorded at cost. Expenditures for maintenance and repairs are charged against operations. Renewals and betterments that materially extend the life of the assets are capitalized. Depreciation is computed using the straight-line method over the estimated useful lives of the assets.

Long-lived Assets

Long-lived assets, such as property and equipment, are evaluated for impairment when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through the estimated undiscounted future cash flows from the use and sale of these assets. When any such impairment exists, the related assets will be written down to fair value. The Company did not recognize impairment during the current period.

TITLE BEVERAGE DISTRIBUTION, INC.
NOTES TO THE FINANCIAL STATEMENTS

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue and Cost Recognition
The Company recognizes sales upon customer receipt of the merchandise. Costs are expensed when incurred.  The Company expenses freight costs as incurred during the current period.

Concentration of Credit Risk
The Company maintains cash balances at one bank. Accounts at this institution are insured by the Federal Deposit Insurance Corporation for up to $250,000. Balances, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and equivalents. At period end, the Company did not have a balance in excess of insured funds.

Income Taxes
The Company has adopted the provisions of ASC 740-10-50 "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109," which seeks to reduce the diversity in practice associated with the accounting and reporting for uncertain income tax positions. This Interpretation prescribes a comprehensive model for the financial statement recognition, measurement, presentation, and disclosure of uncertain tax positions taken or expected to be taken on an income tax return. ASC 740-10-50 presents a two-step process for evaluating a tax position. The first step is to determine whether it is more-likely-than-not that a tax position will be sustained upon examination, based on the technical merits of the position. The second step is to measure the benefit to be recorded from tax positions that meet the more-likely-than-not recognition threshold, by determining the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement, and recognizing that amount in the financial statements. ASC 740-10-50 is effective for fiscal years beginning after December 15, 2008, or in fiscal 2009 for the Company. Adoption of the interpretation has had no financial impact on the Company.

NOTE 2.  ACCOUNTS RECEIVABLE

Accounts receivable consists of the following:

Accounts receivables	$65,303
Less allowance for doubtful accounts	11,309

$53,994

NOTE 3.  PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

Furniture and fixtures	$8,440
Computers and office equipment	6,077
14,517
Less accumulated depreciation	1,444

$13,073

Depreciation expense for the period from August 31, 2009 (inception) through April 30, 2010 amounted to $1,444.

TITLE BEVERAGE DISTRIBUTION, INC.
NOTES TO THE FINANCIAL STATEMENTS

NOTE  4.  RELATED PARTIES

Blue Gem Enterprises, Inc.

The Company is related by common ownership and control to Blue Gem Enterprises, Inc (BGE).  Allan Sepe, an 80% stockholder of the Company acquired 76.68% of the outstanding shares of BGE on October 15, 2009. Mr. Sepe serves as President and Chief Executive Officer of both BGE and the Company. For the period from August 31, 2009 (inception) through April 30, 2010, the Company advanced $11,210 for various legal and investor relations expenses on behalf of BGE.  In addition, BGE advanced $700,000 to the Company for the period from August 31, 2009 (inception) through April 30, 2010 for various operating expenses. The balance owed to BGE as of April 30, 2010 is unsecured, does not bear interest, is due on demand, and totals $688,790. No formal repayment terms for this advance have been scheduled.

The Electric Beverage Company, Inc.

The majority stockholder of The Electric Beverage Company, Inc. (EBC) is Kevin Sepe. He is the brother of Allan Sepe, the majority stockholder of the Company.

These companies have entered into an exclusive distribution agreement for the distribution of Title sports drink. The agreement, which appointed the Company as the sole distributor of the Title sports drink was for a term of three years with an automatic three year renewal, unless either party provided notification of their intention to cancel. The agreement called for increasing annual minimum purchase obligations and could be terminated by EBC in the event that these minimum purchases were not met.  For the period from August 31, 2009 (inception) through April 30, 2010, the Company did not comply with its minimum purchase obligations. In response to this violation, in August, 2010, EBC agreed to amend and restate the original agreement to include BGE as a party and to waive the first year limits in exchange for $100,000 in advances from BGE and the Company to EBC.  In addition, BGE also made an aggregate of $1,015,000 of pre-payments of product from May through July 2010, on behalf of the Company and in anticipation of the Exchange (see Note 7) and $700,000 in advances to the Company, which advances were subsequently advanced to EBC, which advances to the Company were forgiven by BGE in connection with and pursuant to the Exchange.  The amended agreement extends the exclusive distribution agreement to a six and a half year term, while reducing the annual minimum purchase obligations in each of the remaining years.  The amended agreement also provides for the right of first refusal on any new products developed by EBC during the duration of the amended agreement. In the event the Company's purchases of the Title sports drink do not, in any given year, equal or exceed the minimum purchase requirements to maintain exclusivity, the Company may, within ten business days following the expiration of such year, (a) remit to EBC in immediately available funds an amount equal to the difference between the Company's purchases for the year and the minimum purchase requirement, as documented in writing and provided to the Company prior to the due date of such payments, or (b) at the Company's option, credit the amount of the exclusivity extension fee against any remaining balance due in connection with the pre-payment.

Additionally, for the period from August 31, 2009 (inception) through April 30, 2010, the Company borrowed $451,677 from EBC to fund its operations of which $432,759 has been repaid.  The outstanding balance owed to EBC as of April 30, 2010 is $18,918.

TITLE BEVERAGE DISTRIBUTION, INC.
NOTES TO THE FINANCIAL STATEMENTS

NOTE 5.  CONCENTRATIONS

Walgreens and Publix accounted for 48% and 52%, respectively, of accounts receivable balance as of April 30, 2010. Net sales to these customers amounted to 28% and 33%, respectively, for the period from August 31, 2009 (inception) through April 30, 2010 and were all within the State of Florida, as is required by the exclusive distribution agreement.

The Company purchases 100% of the Title sports drink from EBC, and for the period from        August 31, 2009 (inception) through April 30, 2010, $311,183 or 88% of the Company’s total purchases were for the Title sports drink. Additionally, $268,124 or 84% of net sales resulted from sales of the Title sports drink for the period from August 31, 2009 (inception) through April 30, 2010.

NOTE 6.  COMMITMENTS AND CONTINGENCIES

The Company leases an office and warehouse facility in Apopka, Florida. The lease is month-to-month and may be terminated with a minimum 30 day notification, with monthly payments of $1,200 plus sales tax. The lessee is EBC, and subsequent to the signing of the lease EBC subleased the facility to the Company for $1,200 per month plus sales tax.

The Company leases warehouse space in Medley Florida. The lease is month-to-month and began August 31, 2009 with base monthly rent of $3,458 plus common area charges, applicable sales tax, and prorated real estate taxes. The lessee is BGE, and subsequent to the signing of the lease BGE subleased the facility to the Company for $3,458 per month plus common area charges, applicable sales tax, and prorated real estate taxes.

Rent expense for the period from August 31, 2009 (inception) through April 30, 2010 was approximately $43,000 for the Medley warehouse and $4,500 for the Apopka facility.

On January 20, 2010, the Company leased two 2005 International trucks from Penske Truck Leasing Co., L.P. Each lease required a $3,000 security deposit and has a 24-month term with a fixed monthly lease charge of $875.  The leases are considered operating leases and are recorded as part of transportation expenses on the statement of operations.

Minimum future rental payments under non-cancelable operating leases having remaining terms in excess of one year and in the aggregate for years ending subsequent to April 30, 2010 are as follows:

2011	$21,000
2012	15,750

$36,750

TITLE BEVERAGE DISTRIBUTION, INC.
NOTES TO THE FINANCIAL STATEMENTS

NOTE 7.  SUBSEQUENT EVENTS

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through September 13, 2010, the date the financial statements were issued.

On August 10, 2010, the Company’s stockholders entered into an agreement to exchange 100,000,000 shares of common stock, representing 100% of the issued and outstanding shares of the Company, for authorized but unissued shares of stock of BGE, a publicly-held corporation organized under the laws of the State of Florida.  Allan Sepe, holder of 80,000,000 shares or 80% of the Company, received 1,000 shares of Series A Preferred Stock in BGE. The remaining 20,000,000 shares or 20% of the Company were exchanged for 20,000,000 shares of common stock of BGE.  The exchange, which is expected to close during September, 2010, effectively converts the Company into a wholly-owned subsidiary of BGE, with BGE becoming the parent of the consolidated entity. In the event that this agreement does not close prior to September 30, 2010, BGE will automatically be granted the Company's sole distribution rights.

In August, 2010, EBC agreed to amend the exclusive distribution agreement and waive the first year limits in exchange for consideration of $100,000. The amended agreement extends the exclusive distribution agreement to a six and a half year term, while reducing the annual minimum purchase obligations in each of the remaining years.  The amended agreement also provides for the right of first refusal on any new products developed by EBC during the duration of the amended agreement.

NOTE 8.  GOING CONCERN

As shown in the accompanying financial statements, the Company incurred a net loss of $475,017 for the period from August 31, 2009 (inception) through April 30, 2010, and as of that date, the Company’s current liabilities exceeded its current assets by $505,140 and its total liabilities exceeded its total assets by $474,867. These factors, among others raise substantial doubt about the Company’s ability to continue as a going concern. Additionally, management of the Company has entered into a stock exchange agreement with BGE as discussed in Note 7. The ability of the Company to continue as a going concern is dependent on the closing of this agreement. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

TITLE BEVERAGE DISTRIBUTION, INC.

      REVIEWED FINANCIAL STATEMENTS

  For The Three Month Period Ended July 31, 2010

TITLE BEVERAGE DISTRIBUTION, INC.

ACCOUNTANT'S REVIEW REPORT

Board of Directors
Title Beverage Distribution, Inc.
Miami, Florida

We have reviewed the accompanying balance sheet of Title Beverage Distribution, Inc. as of July 31, 2010, and the related statements of operations, changes in stockholders' deficiency and cash flows for the  three-month period then ended in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. These financial statements are the responsibility of the Company's management.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit, in accordance with generally accepted auditing standards, in the United States of America, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 8 to the financial statements, the Company incurred a net loss of $232,106 for the three-month period ended July 31, 2010, and as of that date, the Company’s current liabilities exceeded its current assets by $744,294 and its total liabilities exceeded its total assets by $706,972. These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Friedman, Cohen, Taubman & Company, LLC
Certified Public Accountants

September 15, 2010
Plantation, Florida

TITLE BEVERAGE DISTRIBUTORS, INC.
Balance Sheet

July 31,	2010

ASSETS

CURRENT ASSETS
Cash and equivalents	$220,000
Accounts receivable, net	63,257
Advances to affiliate	50,000
Inventory	30,410
Other current assets	1,200
TOTAL CURRENT ASSETS	364,867

PROPERTY AND EQUIPMENT, NET	20,122

OTHER ASSETS	17,200

TOTAL ASSETS	$402,189

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES
Accounts payable	$53,863
Accrued liabilities	47,243
Due to affiliates	1,008,055
TOTAL CURRENT LIABILITIES	1,109,161

TOTAL LIABILITIES	1,109,161

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIENCY
Common stock	150
Accumulated deficit	(707,122)
TOTAL STOCKHOLDERS' DEFICIENCY	(706,972)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY	$402,189
See accompanying notes to the financial statements.

TITLE BEVERAGE DISTRIBUTORS, INC.
Statement of Operations

For The Three-Month Period Ended July 31,	2010

NET SALES	$169,032

COSTS OF SALES	134,960

GROSS PROFIT	34,072

OPERATING EXPENSES
Consulting	1,846
Depreciation	1,446
Freight	19,200
Insurance	912
Office	20,579
Payroll	110,750
Professional	52,346
Selling	2,928
Telephone	4,556
Transportation	17,098
Travel	9,222
Warehouse	25,295
TOTAL OPERATING EXPENSES	266,178

NET LOSS	$(232,106)
See accompanying notes to the financial statements.

TITLE BEVERAGE DISTRIBUTION, INC.
Statement of Changes in Stockholders' Deficiency

For The Three-Month Period Ended July 31, 2010

	Shares of
	Common Stock			Total
	Issued and	Common	Accumulated	Stockholders'
No par value; 250,000,000 shares authorized	Outstanding	Stock	Deficit	Deficiency
BALANCE AT APRIL 30, 2010	100,000,000	$150	$(475,016)	$(474,866)

NET LOSS			(232,106)	(232,106)

BALANCE AT JULY 31, 2010	100,000,000	$150	$(707,122)	$(706,972)
See accompanying notes to the financial statements.

TITLE BEVERAGE DISTRIBUTION, INC.
Statement of Cash Flows

For The Three-Month Period Ended July 31,	2010

Net loss	$(232,106)

Adjustments to reconcile net loss to net cash
provided by operating activities:
Depreciation	1,446
Changes in assets and liabilities:
Increase in accounts receivable, net	(9,263)
Decrease in inventory	23,351
Decrease in other current assets	35,000
Increase in accounts payable	49,586
Increase in accrued liabilities	34,392
NET CASH USED FOR OPERATING ACTIVITIES	(97,594)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(8,494)
NET CASH USED FOR INVESTING ACTIVITIES	(8,494)

CASH FLOWS FROM FINANCING ACTIVITIES
Net advances from affiliates	250,347
NET CASH PROVIDED BY FINANCING ACTIVITIES	250,347

NET INCREASE IN CASH AND EQUIVALENTS	144,259

CASH AND EQUIVALENTS - BEGINNING OF YEAR	75,741

CASH AND EQUIVALENTS - END OF THE PERIOD	$220,000

See accompanying notes to the financial statements.

TITLE BEVERAGE DISTRIBUTION, INC.
NOTES TO THE FINANCIAL STATEMENTS

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business

Title Beverage Distribution, Inc. (the Company), was organized as a C corporation in the State of Florida on August 31, 2009. The Company is engaged in the wholesale distribution of an all natural sports beverage drink and other natural products to retail grocery stores, pharmacies, and convenience stores throughout the State of Florida.

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company uses estimates when accounting for depreciation, inventory obsolescence reserves, and allowance for bad debts.

Cash and Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less at date of purchase to be cash equivalents.

Accounts Receivable

Accounts receivable are stated at the amount management expects to collect from the outstanding balances. Delinquent amounts that are outstanding after management has conducted reasonable collection efforts are written off through a charge to operations in the current period. Allowances for bad debts are made based on management’s estimates.

Inventory

Inventory consists principally of finished goods and is valued at the lower of cost or market, with cost determined on the average cost basis and market determined based on the net realizable value.

Property and Equipment

Property and equipment is recorded at cost. Expenditures for maintenance and repairs are charged against operations. Renewals and betterments that materially extend the life of the assets are capitalized. Depreciation is computed using the straight-line method over the estimated useful lives of the assets.

Long-lived Assets

Long-lived assets, such as property and equipment, are evaluated for impairment when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through the estimated undiscounted future cash flows from the use and sale of these assets. When any such impairment exists, the related assets will be written down to fair value. The Company did not recognize impairment during the current period.

TITLE BEVERAGE DISTRIBUTION, INC.
NOTES TO THE FINANCIAL STATEMENTS

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue and Cost Recognition

The Company recognizes sales upon customer receipt of the merchandise. Costs are expensed when incurred.  The Company expenses freight costs as incurred during the current period.

Concentration of Credit Risk

The Company maintains cash balances at one bank. Accounts at this institution are insured by the Federal Deposit Insurance Corporation for up to $250,000. Balances, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and equivalents. At period end, the Company did not have a balance in excess of insured funds.

Income Taxes

The Company has adopted the provisions of ASC 740-10-50 "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109," which seeks to reduce the diversity in practice associated with the accounting and reporting for uncertain income tax positions. This Interpretation prescribes a comprehensive model for the financial statement recognition, measurement, presentation, and disclosure of uncertain tax positions taken or expected to be taken on an income tax return. ASC 740-10-50 presents a two-step process for evaluating a tax position. The first step is to determine whether it is more-likely-than-not that a tax position will be sustained upon examination, based on the technical merits of the position. The second step is to measure the benefit to be recorded from tax positions that meet the more-likely-than-not recognition threshold, by determining the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement, and recognizing that amount in the financial statements. ASC 740-10-50 is effective for fiscal years beginning after December 15, 2008, or in fiscal 2009 for the Company. Adoption of the interpretation has had no financial impact on the Company.

NOTE 2.  ACCOUNTS RECEIVABLE

Accounts receivable consists of the following:

Accounts receivable	$63,257
Less allowance for doubtful accounts	-

$63,257

NOTE 3.  PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

Furniture and fixtures	$14,185
Computers and office equipment	8,827
23,012
Less accumulated depreciation	2,890

$20,122

Depreciation expense for the three-month period ended July 31, 2010 amounted to $1,446.

TITLE BEVERAGE DISTRIBUTION, INC.
NOTES TO THE FINANCIAL STATEMENTS

NOTE  4.  RELATED PARTIES

Blue Gem Enterprises, Inc.

The Company is related by common ownership and control to Blue Gem Enterprises, Inc. (BGE).  Allan Sepe, an 80% stockholder of the Company acquired 76.68% of the outstanding shares of BGE on October 15, 2009. Mr. Sepe serves as President and Chief Executive Officer of both BGE and the Company. For the three months ended July 31, 2010, the Company paid $501,385 for various operating expenses on behalf of BGE.  In addition, BGE advanced $824,462 to the Company for the three months ended July 31, 2010 for various operating expenses. The balance owed to BGE as of July 31, 2010 is unsecured, does not bear interest, is due on demand, and totals $1,011,867, which includes $688,790 of amounts previously due as of April 30, 2010. No formal repayment terms for this advance have been scheduled.

The Electric Beverage Company, Inc.

The majority stockholder of The Electric Beverage Company, Inc. (EBC) is Kevin Sepe. He is the brother of Allan Sepe, the majority stockholder of the Company.

These companies have entered into an exclusive distribution agreement for the distribution of Title sports drink. The agreement, which appointed the Company as the sole distributor of the Title sports drink was for a term of three years with an automatic three year renewal, unless either party provided notification of their intention to cancel. The agreement called for increasing annual minimum purchase obligations and could be terminated by EBC in the event that these minimum purchases were not met.  For the period from August 31, 2009 (inception) through April 30, 2010, the Company did not comply with its minimum purchase obligations. In response to this violation, in August, 2010, EBC agreed to amend and restate the original agreement to include BGE as a party and to waive the first year limits in exchange for $100,000 in advances from BGE and the Company to EBC.  In addition, BGE also made an aggregate of $1,015,000 of pre-payments of product from May through July 2010, on behalf of the Company and in anticipation of the Exchange (see Note 7) and $700,000 in advances to the Company, which advances were subsequently advanced to EBC, which advances to the Company were forgiven by BGE in connection with and pursuant to the Exchange.  The amended agreement extends the exclusive distribution agreement to a six and a half year term, while reducing the annual minimum purchase obligations in each of the remaining years.  The amended agreement also provides for the right of first refusal on any new products developed by EBC during the duration of the amended agreement. In the event the Company's purchases of the Title sports drink do not, in any given year, equal or exceed the minimum purchase requirements to maintain exclusivity, the Company may, within ten business days following the expiration of such year, (a) remit to EBC in immediately available funds an amount equal to the difference between the Company's purchases for the year and the minimum purchase requirement, as documented in writing and provided to the Company prior to the due date of such payments, or (b) at the Company's option, credit the amount of the exclusivity extension fee against any remaining balance due in connection with the pre-payment. The Company paid $50,000 of the $100,000 as of July 31, 2010.

Additionally, for the three-month period ended July 31, 2010, the Company repaid EBC $18,918 for amounts due as of April 30, 2010 and further advanced EBC additional funds of $3,812.  The outstanding balance owed from EBC as of July 31, 2010 is $3,812.

TITLE BEVERAGE DISTRIBUTION, INC.
NOTES TO THE FINANCIAL STATEMENTS

NOTE 5.  CONCENTRATIONS

Walgreens and Publix accounted for 60% and 30%, respectively, of accounts receivable balance as of July 31, 2010. Net sales to Walgreens and Publix amounted to 76% and 0%, respectively, for the three months ended July 31, 2010 and were all within the State of Florida, as is required by the exclusive distribution agreement.

The Company purchases 100% of the Title sports drink from EBC, and for the three months ended July 31, 2010, $99,332 or 89% of the Company’s total purchases were for the Title sports drink. Additionally, $137,045 or 81% of net sales resulted from sales of the Title sports drink for the three months ended July 31, 2010.

NOTE 6.  COMMITMENTS AND CONTINGENCIES

The Company leases an office and warehouse facility in Apopka, Florida. The lease is month-to-month and may be terminated with a minimum 30 day notification, with monthly payments of $1,200 plus sales tax. The lessee is EBC, and subsequent to the signing of the lease EBC subleased the facility to the Company for $1,200 per month plus sales tax.

The Company leases warehouse space in Medley, Florida. The lease is month-to-month and began August 31, 2009 with base monthly rent of $3,458 plus common area charges, applicable sales tax, and prorated real estate taxes. The lessee is BGE, and subsequent to the signing of the lease BGE subleased the facility to the Company for $3,458 per month plus common area charges, applicable sales tax, and prorated real estate taxes.

Rent expense for the three months ended July 31, 2010 was approximately $16,000 for the Medley warehouse and $5,000 for the Apopka facility.

On January 20, 2010, the Company leased two 2005 International trucks from Penske Truck Leasing Co., L.P. Each lease required a $3,000 security deposit and has a 24-month term with a fixed monthly lease charge of $875.  The leases are considered operating leases and are recorded as part of transportation expenses on the statement of operations.

Minimum future rental payments under non-cancelable operating leases having remaining terms in excess of one year and in the aggregate for years ending subsequent to July 31, 2010 are as follows:

2011	$21,000
2012	10,500

$31,500

TITLE BEVERAGE DISTRIBUTION, INC.
NOTES TO THE FINANCIAL STATEMENTS

NOTE 7.  SUBSEQUENT EVENTS

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through September 15, 2010, the date the financial statements were issued.

On August 10, 2010, the Company’s stockholders entered into an agreement to exchange 100,000,000 shares of common stock, representing 100% of the issued and outstanding shares of the Company, for authorized but unissued shares of stock of BGE, a publicly-held corporation organized under the laws of the State of Florida (the “Exchange”).  Allan Sepe, holder of 80,000,000 shares or 80% of the Company’s shares, received 1,000 shares of Series A Preferred Stock in BGE. The remaining 20,000,000 shares or 20% of the Company were exchanged for 20,000,000 shares of common stock of BGE.  The exchange, which closed on September 14, 2010, results in the Company becoming a wholly-owned subsidiary of BGE, with BGE becoming the parent of the consolidated entity.

In August, 2010, EBC agreed to amend the exclusive distribution agreement and waive the first year limits in exchange for consideration of $100,000. The amended agreement extends the exclusive distribution agreement to a six and a half year term, while reducing the annual minimum purchase obligations in each of the remaining years.  The amended agreement also provides for the right of first refusal on any new products developed by EBC during the duration of the amended agreement. The Company paid $50,000 of the $100,000 as of July 31, 2010.

NOTE 8.  GOING CONCERN

As shown in the accompanying financial statements, the Company incurred a net loss of $232,106 for the three months ended July 31, 2010, and as of that date, the Company’s current liabilities exceeded its current assets by $744,294 and its total liabilities exceeded its total assets by $706,972. These factors, among others raise substantial doubt about the Company’s ability to continue as a going concern. Additionally, management of the Company has entered into a stock exchange agreement with BGE as discussed in Note 7. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.